united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22963

iDirect Private Markets Fund

(Exact name of registrant as specified in charter)

60 East 42nd Street, 26th Floor, New York, NY 10165

(Address of principal executive offices) (Zip code)

Indira Mahadeo, iCapital Registered Fund Adviser LLC

60 East 42nd Street, 26th Floor, New York, NY 10165

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 994-7400

Date of fiscal year end: 3/31

Date of reporting period: 3/31/25

Item 1. Reports to Stockholders.

(a)	Not Applicable

(b)

iDirect
PRIVATE MARKETS FUND

iDirect Private Markets Fund

March 2025

iDirect Private Markets Fund
March 31, 2025

Table of Contents

Letter to Shareholders (Unaudited)	1
Report of Independent Registered Public Accounting Firm	6
Portfolio Review	7
Consolidated Portfolio of Investments	8
Consolidated Statement of Assets and Liabilities	10
Consolidated Statement of Operations	11
Consolidated Statements of Changes in Net Assets	12
Consolidated Statement of Cash Flows	13
Consolidated Statements of Financial Highlights	14
Notes to Consolidated Financial Statements	15
Approval of Investment Advisory Agreement (Unaudited)	27
Supplemental Information	29
Privacy Notice	32

Letter to Shareholders
Annual Report for the iDirect Private Markets Fund (the “Fund”)
Twelve-Month Period Ended March 31, 2025

Fund Update

We are pleased to announce that the Fund has surpassed $1 billion in assets under management (AUM). This milestone would not have been possible without the support and trust of our shareholders. We are grateful for your confidence in us and remain committed to delivering the best possible investor experience. We continue to strive for excellence every day and look forward to building on this success together.

Just under two years ago, we added Vista Equity Partners and Warburg Pincus, alongside KKR, to our deal-by-deal Direct Access arrangements. Since then, we have deployed over $340 million across 85 new Direct Access investments.1,2 These Direct Access investments represent half the portfolio.3 Furthermore, the portfolio also has a strong tilt towards “growth”, which we believe is a highly differentiated offering in the registered market.4 Finally, we have made excellent progress in rebalancing the portfolio amongst the three Core Independent Managers. By temporarily overweighting new investment dollars towards deals alongside Vista and Warburg Pincus, KKR now represents just half the portfolio,5 as such, we are well on our way to achieving the steady-state goal of relatively even exposures across each Core Independent Manager.

KKR, Vista, and Warburg Pincus each bring decades of experience across a range of market cycles, including the Dot-Com crash of the early 2000s, the 2008–2009 financial crisis, and more recently, the COVID-19 pandemic. Their ability to consistently source and manage attractive investments, regardless of the broader environment, reinforces our conviction in both the strength of our current portfolio and the opportunities ahead.6

This conviction is further supported by the long-term growth and breadth of the private markets. We believe that continued exposure to private markets provides enhanced diversification and access to compelling opportunities. For instance, 86% of U.S. companies with more than $100 million in revenue are privately held. Moreover, the number of private companies continues to grow, whereas the number of public companies has remained relatively flat.7 Our mission is to provide the wealth channel with direct access to these private investment opportunities through a registered vehicle.

[1]	Direct Access refers to the direct arrangements in which the Fund has the opportunity to invest in a Core Independent Manager’s buyout and growth equity investments globally on a deal-by-deal basis.

[2]	Source: iCapital. Period highlighted reflects data from 6/30/2023 through 3/31/2025.

[3]	Source: iCapital. Investment Type exposure is by private equity portfolio value. As of 3/31/2025, Direct Access accounts for 53% of Investment Type exposure.

[4]	Source: iCapital. Style exposure is by private equity portfolio value. As of 3/31/2025, Growth Buyouts and Growth Equity together account for 56% of Style exposure.

[5]	Source: iCapital. Core Independent Manager exposure is by private equity portfolio value. As of 3/31/2025, KKR accounts for 51% of Core Independent Manager exposure.

[6]	Fund holdings are subject to change. Past performance does not guarantee future results.

[7]	Source: iCapital, Alternatives Decoded Q1 2025 Report.

Market Overview

We believe economic uncertainty will remain high as markets digest the ever-changing landscape. The Liberation Day tariffs led to a significant spike in market volatility, which has since regressed due to ongoing global trade negotiations and the administrations focus on deescalating the conflict with China. The US and China have since reached a mutual 90-day tariff reduction agreement. The 90-day pause has re-engaged trade flows with China, which should help the economy avoid the worst-case scenario as there were fears of a potential supply shock over the summer.8

In addition to trade negotiations, we believe an extension of the Tax Cuts and Jobs Act (“TCJA”) and potential future rates cuts could provide tailwinds for the economy. Alongside the extension of the current TCJA policy, the administration is exploring a zero-tax policy on tips, overtime pay, and social security along with multiple business provisions which include R&D expensing, net interest deductibility, and write-offs for capex spend in the US.9 Based on estimates, these provisions are expected to boost long run GDP by 70-120 bps – which should help offset any drag from trade policy.10

In the second half of 2025, we expect private market deal activity to pick up as markets adjust to the new paradigm and GPs look to deploy dry powder. We see private markets remaining as a valuable diversifier, since alternatives have historically delivered better risk-adjusted returns compared to public markets – a trend that we expect to continue based on current capital market assumptions.7

Fund Overview

For the twelve months ended March 31, 2025, the Fund generated returns of 9.47% for the Class I shares and 8.79% for the Class A shares, compared to 7.15% for the MSCI ACWI. The Fund’s performance benefited from strong results from an insurance company and a cybersecurity software company. However, these gains were partially offset by weaker performance from a consumer discretionary mattress company and a healthcare laser-clinic operator.

For the applicable period since iCapital Registered Fund Adviser was appointed Adviser (February 28, 2021) through March 31, 2025, the Fund has generated annualized returns of 10.45% for the Class I shares and 9.79% for the Class A shares, compared to 7.54% for the MSCI ACWI.

Since inception (July 31, 2015) through March 2025, the Fund has generated annualized returns of 9.62% for the Class I Shares and 8.93% the Class A shares, compared to 9.02% for the MSCI ACWI. Despite this outperformance by the Class I shares, the Fund was historically impacted by high levels of net cash ranging from approximately 30% to 50% of net assets between mid-2016 and mid-2018. With Direct Access in place, the Fund now invests on a deal-by-deal basis which is intended to help mitigate the impact of cash drag.

[8]	Source: iCapital Market Pulse: Finding Areas of Conviction in an Uncertain Market Environment.

[9]	Source: Wall Street Journal, Politico as of May 10, 2025.

[10]	Source: Tax Foundation, as of Feb 26, 2025.

With respect to portfolio diversification as of March 31, 2025, some quantitative metrics include:

●	By Style[11] – 46% Growth Buyout, 42% Buyout, 10% Growth Equity, 1% Other

●	By Type[12] – 53% Direct Access Investments, 23% Primary Investments, 13% Syndicated Co-investments, 11% Secondary Investments.

●	By Geographies[11] – 72% Americas, 17% Europe, 12% Asia.

●	By Top Sectors[11] – 39% Information Technology, 16% Health Care, 14% Industrials, 11% Financials

NOTES TO PERFORMANCE

Returns for Class A and Class I shares are net of fees and based on NAV. Includes reinvestment of dividends and distributions. Returns for periods greater than one year are annualized.

Class A shares are subject to a maximum sales load of 3.5%. Class I shares have no sales load.

The inception date of both the Fund’s Class A shares (including predecessor feeder fund shares), and Class I shares (as re-classified), is 07/31/2015.

The total annual fund expense ratio, gross of any fee waivers or expense reimbursements, is 2.51% for Class A shares and 1.91% for Class I shares as of the most recent Prospectus dated July 29, 2024, as supplemented. See Prospectus for more information. The performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data shown above. Investment return and share price will fluctuate, so that shares, when sold, may be worth more or less than their original cost. The returns reflect any expense limitation and reimbursement agreement in place at the time, without which, the performance in certain periods would have been lower or higher. The Fund’s performance, especially for short periods of time, should not be the sole factor in making your investment decision. For the period from the Fund’s inception through May 31, 2016, the returns of Class A shares reflect the performance of the prior feeder fund; and the returns of Class I shares reflect the performance of the Fund prior to its issuance of multiple share classes and reclassification of existing shares. From June 1, 2016 forward, the returns reflect the performance of Class A and Class I shares, respectively, of the iDirect Private Markets Fund (formerly known as the Altegris KKR Commitments Master Fund). As of February 12, 2021, iCapital Registered Fund Adviser LLC (the “Advisor”) is the investment adviser to the Fund. Prior to February 12, 2021, the Fund was managed by a different investment adviser.

INDEX DESCRIPTION

The index shown is for general market comparisons and is not meant to represent any actual fund. An index is unmanaged and not available for direct investment.

MSCI All-Country World Index. MSCI All-Country World Index. The MSCI ACWI captures large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 2,840 constituents, the index covers approximately 85% of the global

[11]	Source: iCapital. By underlying investment value.

[12]	Source: iCapital. By private equity portfolio value.

investable equity opportunity set. The index shown is for general market comparisons and is not meant to represent any actual fund. An index is unmanaged and not available for direct investment. Standard deviation is a statistical measure of how consistent returns are over time; a lower standard deviation indicates historically less volatility.

RISKS AND IMPORTANT CONSIDERATIONS

This material is being provided for informational purposes only. The author’s assessments do not constitute investment research and the views expressed are not intended to be and should not be relied upon as investment advice. The opinions are based on market conditions as of the date of writing and are subject to change without notice.

Past performance is not indicative of future results. There is no guarantee that any forecasts made will come to pass. There can be no assurance that any investment product or strategy, including diversification, will achieve its objectives, generate profits or avoid losses.

It is important to note that all investments carry a certain degree of risk including the possible loss of principal and performance may be affected by different market cycles. Complex or alternative strategies may not be suitable for every investor and the value of a portfolio will fluctuate based on the value of the underlying securities.

There are significant differences between public and private equity investments, which include but are not limited to, the fact that public equity investments have a lower barrier to entry. There is also greater access to information about public companies. Private equity investments typically have a longer time horizon than public equity investments before profits, if any, are realized. Public equity investments provide far greater liquidity, whereas private equity investments, like those made by the Fund, are considered highly illiquid.

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND BEFORE INVESTING. THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND IS CONTAINED IN THE FUND’S PROSPECTUS, WHICH CAN BE OBTAINED BY CALLING iCAPITAL AT 855.891.0092. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING. RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND.

The discussion of the various risks is not intended to be a complete enumeration or explanation of the risks involved in an investment in the Fund. The Fund should be considered a speculative investment and involves a high degree of risk and may involve loss of capital, up to the entire amount of a shareholder’s investment.

The nature of private equity can result in a lack of transparency due to limited information, and the risk of loss is increased due to speculative strategies employed by the Fund, including investing assets in private equity, private credit, early stage and other private investments which may not perform as expected. More importantly, Fund and underlying fund shares will not be listed on any national securities exchange and are subject to restrictions on transferability, thereby making them illiquid.

Other risks include, but are not limited to, market risk, concentration risk, and potentially less diversification due to the substantial portion of Fund assets invested in manager-specific private equity. The Fund is also subject to the risks of leverage, higher fees and additional layers of expenses, as well as the potential for greater volatility due to Fund assets invested in a limited number of securities, or a focus on particular sectors and geographical regions.

Assets invested in foreign securities exposes the Fund to various geopolitical risks and currency fluctuations typically not applicable in the U.S., and this risk is magnified for emerging markets. The potential for adverse changes in business and tax laws involves tax risk and heightened regulatory scrutiny. The lack of a secondary market for trading private equity subjects the Fund to liquidity risks and may result in greater price risk and potential for inaccuracies in determining fair market value of investments held in the portfolio. Investments acquired in reliance on imperfect information increases counterparty risk and liabilities, and anticipated value may not be realized.

Investors should be aware that iCapital Markets’ purpose is to provide distribution services to the Fund and that iCapital Markets does not provide services to any investor, including any determination regarding whether an investment in the Fund is in the best interests of, or is suitable for, any investor. Investors should exercise their own judgment and/or consult with a professional adviser to determine whether an investment in the Fund is advisable.

This material is provided for informational purposes only and is not intended as, and may not be relied on in any manner as legal, tax or investment advice, a recommendation, or as an offer to sell, a solicitation of an offer to purchase or a recommendation of any interest in any fund or security offered by Institutional Capital Network, Inc. or its affiliates (together “iCapital”). Past performance is not indicative of future results. Alternative investments are complex, speculative investment vehicles and are not suitable for all investors. An investment in an alternative investment entails a high degree of risk and no assurance can be given that any alternative investment fund’s investment objectives will be achieved or that investors will receive a return of their capital. The information contained herein is subject to change and is also incomplete. This industry information and its importance is an opinion only and should not be relied upon as the only important information available. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed, and iCapital assumes no liability for the information provided.

The Fund is distributed by iCapital Markets, LLC, an SEC-registered broker-dealer and member of FINRA and SIPC and subsidiary of Institutional Capital Network, Inc. (d/b/a iCapital). iCapital Registered Fund Adviser, LLC (the “Adviser”), an affiliate of iCapital Markets, serves as the investment adviser to the Fund. The Adviser is registered as an investment adviser with the Securities and Exchange Commission; these registrations and memberships in no way imply that the SEC, FINRA or SIPC have endorsed the entities, products or services discussed herein. The Adviser is exempt from registration with the Commodity Futures Trading Commission as a commodity pool operator. The Adviser became investment adviser to the Fund on February 16, 2021. Before February 16, 2021, the Fund was managed by a different investment adviser and StepStone was also the sub-adviser. For detailed information about the Adviser’s services and fees, please read the Prospectus of the Fund, which can be found at https://www.sec.gov/edgar/searchedgar/companysearch.html or call 855.891.0092 to request a copy. iCapital is a registered trademark of Institutional Capital Network, Inc. Additional information is available upon request.

© 2025 Institutional Capital Network, Inc. All Rights Reserved.

Deloitte & Touche LLP 30 Rockefeller Plaza New York, NY 10112-00153 USA Tel: 1 212 492 4000 Fax: 1 212 489 1687 www.deloitte.com

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of iDirect Private Markets Fund

Opinion on the Consolidated Financial Statements and Consolidated Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of iDirect Private Markets Fund (the “Fund”), including the consolidated portfolio of investments, as of March 31, 2025, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian and underlying fund managers and advisers; when replies were not received from underlying fund managers and advisers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

May 30, 2025

We have served as the auditor of one or more iDirect investment companies since 2014.

iDirect Private Markets Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2025

The table below shows the total returns for iDirect Private Markets Fund and MSCI All Country World Index for the same time periods ended March 31, 2025 (1)

				Annualized
		Annualized	Annualized	Since Inception
	One Year	Three Year	Five Year	July 31, 2015 [2]
iDirect Private Markets Fund - Class I	9.47%	5.49%	13.32%	9.62%
iDirect Private Markets Fund - Class A	8.79%	4.85%	12.63%	8.93%
iDirect Private Markets Fund - Class A with sales load [3]	4.99%	3.61%	11.83%	8.53%
MSCI AC World Index Net [4]	7.15%	6.91%	15.18%	9.02%

[1]	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when repurchased, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the repurchases of Fund shares. Per the fee table in the Fund’s July 29, 2024 prospectus, the total annual operating expense are 2.51% and 1.91% for the Fund’s Class A and Class I shares, respectively. For performance information current to the most recent month-end, please call 1-212-994-7333.

[2]	The inception date of both the Fund’s Class A shares (including predecessor feeder fund shares), and Class I Shares (as re-classified), is July 31, 2015. The Fund was reorganized as of June 1, 2016 to offer the Class A and Class I shares.

[3]	Total return is calculated using the maximum sales load of 3.50%.

[4]	The MSCI All Country World Index (ACWI) is a market-cap-weighted global equity index that tracks emerging and developed markets. It currently monitors more than 2,500 large- and mid-cap stocks in 47 countries. The index is unmanaged, is not available for investment and does not incur fees.

Comparison of the Change in Value of a $25,000 Investment | July 31, 2015–March 31, 2025
Past performance is not necessarily indicative of future results.

+	Initial investment has been adjusted for the maximum sales load of 3.50%.

Holdings by Asset Type	% of Net Assets
Investment Interests:
Direct Access Co-Investments	47.67%
Primary Investments	21.82%
Secondary Investments	11.97%
Syndicated Co-Investments	11.67%
Equity Investments:
Preferred Stocks	0.29%
Short-Term Investments	8.59%
Liabilities in Excess of other Assets	(2.01)%
Total	100.00%

iDirect Private Markets Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
March 31, 2025

	Geographic Region	Cost	Fair Value	% of Net Assets	Initial Acquisition Date
INVESTMENT INTERESTS - 93.42%

CO-INVESTMENTS (a) - 59.34%

SYNDICATED CO-INVESTMENTS - 11.67%
Durational Consumer SPV IV GP, L.P. *	Americas	$2,251,179	$—	0.00%	2/8/2022
Independence Energy Investors L.P. (b) *	Americas	399,231	413,644	0.04%	2/26/2018
KKR Atlantic Co-Invest L.P. *	Americas	10,000,000	10,988,599	1.11%	7/22/2022
KKR Banff Co-Invest L.P. *	Americas	10,000,000	23,984,893	2.43%	9/28/2018
KKR Byzantium Infrastructure Co-Invest L.P.	Europe	4,196,320	6,377,181	0.65%	10/3/2017
KKR Cape Co-Invest L.P. *	Americas	5,100,226	5,594,191	0.57%	11/12/2021
KKR Enterprise Co-Invest AIV B L.P. *	Americas	257,674	266,949	0.03%	7/14/2020
KKR Gamma Co-Invest L.P. *	Americas	499,644	365,044	0.04%	8/29/2022
KKR Inception Co-Invest, L.P. *	Europe	11,920,253	14,460,838	1.47%	1/3/2023
KKR Olympus Co-Invest, L.P. *	Europe	5,170,423	6,211,829	0.63%	10/18/2022
KKR Pegasus Co-Invest L.P. *	Europe	5,098,500	6,485,892	0.66%	7/7/2022
KKR Renovate Co-Invest L.P. *	Asia	5,000,000	4,858,264	0.49%	3/21/2022
KKR Sigma Co-Invest L.P. *	Europe	7,500,000	11,160,849	1.13%	6/11/2018
KKR Sprint Co-Invest L.P. *	Europe	3,153,447	(178)	0.00%	9/27/2022
LC Sports Pte. Ltd. *	Asia	2,282,797	199,333	0.02%	11/2/2018
Nutraceutical Investco LP (c) *	Americas	1,624,538	1,975,460	0.20%	7/15/2019
Uno Co-Invest L.P. *	Americas	4,950,000	19,781,889	2.01%	6/7/2017
WestCap Hopper 2021 Co-Invest, LLC *	Americas	1,573,186	1,907,483	0.19%	9/23/2021
TOTAL SYNDICATED CO-INVESTMENTS		$80,977,418	$115,032,160	11.67%

DIRECT ACCESS CO-INVESTMENTS - 47.67%
KKR Prosvasi 2022 L.P.	Global	$80,790,313	$97,808,122	9.92%	10/26/2022
KKR Prosvasi 2022 AIV L.P. (b) *	Americas	9,550,970	12,697,227	1.29%	3/10/2023
Vista Prosvasi 2023, L.P. *	Americas	164,939,028	192,657,561	19.55%	7/20/2023
Warburg Pincus Prosvasi 2023 (Cayman), L.P. *	Global	34,272,773	41,935,029	4.25%	8/9/2023
Warburg Pincus Prosvasi 2023 (E&P), L.P. (b) *	Americas	4,328,941	5,423,817	0.55%	8/9/2023
Warburg Pincus Prosvasi 2023, L.P. *	Global	91,050,216	119,422,357	12.11%	8/9/2023
TOTAL DIRECT ACCESS CO-INVESTMENTS		384,932,241	469,944,113	47.67%

TOTAL CO-INVESTMENTS		465,909,659	584,976,273	59.34%

INVESTMENT FUNDS (a) - 33.79%

PRIMARY INVESTMENTS - 21.82%
Bridge Growth Partners (Parallel), L.P. *	Americas	$389,466	$615,433	0.06%	2/23/2016
KKR Americas Fund XII L.P.	Americas	58,355,682	85,256,416	8.65%	3/31/2017
KKR Asian Fund III L.P.	Asia	46,412,645	64,103,421	6.50%	3/31/2017
KKR European Fund IV L.P. *	Europe	2,935,856	3,491,049	0.35%	12/17/2015
KKR European Fund V (USD) SCSp	Europe	24,759,091	27,291,765	2.77%	11/5/2018
KKR Health Care Strategic Growth Fund L.P.	Americas	12,560,176	16,077,186	1.63%	8/4/2017
KKR Next Generation Technology Growth Fund II SCSp (b) *	Global	4,882,237	7,174,489	0.73%	7/11/2019
L Catterton Asia 3 LP *	Asia	2,407,749	1,706,476	0.17%	12/4/2018
Oak Hill Capital Partners IV, L.P.	Americas	408,777	284,337	0.03%	3/31/2017
Providence Strategic Growth Europe L.P. (b)	Europe	1,267,527	1,566,411	0.16%	11/11/2019
RB Equity Fund II-A, L.P. *	Americas	984,991	1,636,591	0.17%	12/3/2018
The Resolute Fund IV, L.P.	Americas	610,478	2,324,219	0.24%	9/28/2018
Warburg Pincus (Callisto) Global Growth (Cayman) 14, L.P.*	Global	692,739	823,377	0.08%	8/25/2023
Warburg Pincus Global Growth 14 (Chai), L.P.*	Global	86,250	109,546	0.01%	8/16/2024
Warburg Pincus Global Growth 14 (E&P)-1, L.P. *	Global	112,016	134,392	0.01%	8/25/2023
Warburg Pincus Global Growth 14, L.P. *	Global	1,982,039	2,524,461	0.26%	8/25/2023
TOTAL PRIMARY INVESTMENTS		158,847,719	215,119,569	21.82%

SECONDARY INVESTMENTS - 11.97%
AEA EXC CF LP *	Americas	$4,856,885	$5,208,879	0.53%	8/11/2022
Bain Capital Empire Holdings, L.P. *	Americas	4,377,605	4,476,896	0.45%	10/28/2022
Charles River Partnership XIII, L.P. *	Americas	29,180	162,678	0.02%	6/29/2018
Eurazeo Capital IV A SCSp (c)	Europe	2,221,968	2,138,276	0.22%	1/28/2019
Eurazeo Capital IV D SCSp (c) *	Europe	923,029	473,340	0.05%	1/28/2019
Foundation Capital V, L.P. *	Americas	3,410	110,938	0.01%	6/29/2018
Foundation Capital VI, L.P. *	Americas	126,608	203,919	0.02%	6/29/2018
Foundation Capital VII, L.P. *	Americas	418,264	682,365	0.07%	6/29/2018
Foundation Capital VIII, L.P.	Americas	716,134	3,818,560	0.39%	6/29/2018
GA Continuity Fund I, L.P.	Americas	4,435,009	6,157,406	0.62%	6/22/2021
Icon Partners V, L.P. (c)	Americas	4,526,362	6,264,104	0.64%	12/22/2021
KKR Asian Fund L.P. *	Asia	1,757,641	(229,351)	-0.02%	12/29/2016

See accompanying notes to consolidated financial statements.

iDirect Private Markets Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2025

	Geographic Region	Cost	Fair Value	% of Net Assets	Initial Acquisition Date
SECONDARY INVESTMENTS (Continued) - 11.97%
KKR Asian Fund (Ireland III MIT) I L.P. *	Asia	$1,088,708	$243,642	0.02%	12/29/2016
KKR Asian Fund II Private Investors Offshore, L.P. (c)	Asia	3,197,560	1,007,895	0.10%	9/30/2017
KKR China Growth Fund, L.P.	Asia	2,921,764	—	0.00%	6/29/2018
KKR European Fund III, Limited Partnership *	Europe	1,623,115	885,986	0.09%	12/31/2015
KKR Gaudi Investors L.P.	Europe	8,626,190	7,645,695	0.78%	5/4/2017
KKR Indigo Equity Partners A L.P. (b) *	Americas	15,394,601	17,826,559	1.81%	6/8/2022
KKR Lending Partners II L.P. (b) *	Americas	1,176,879	504,141	0.05%	3/31/2017
KKR North America Fund XI L.P. (b)	Americas	15,520,930	8,051,375	0.82%	10/29/2015
KKR North America Fund XI (Wave) L.P. (b) *	Americas	1,158,120	—	0.00%	10/29/2015
KKR Real Estate Partners Americas II L.P.	Americas	13,612,345	6,342,974	0.64%	5/31/2018
L Catterton VIII Offshore, L.P. (b)*	Americas	3,110,278	2,679,257	0.27%	9/27/2019
Lime Rock Partners IV AF, L.P.	Americas	34,113	2,609,521	0.26%	6/21/2018
Menlo Ventures X LP *	Americas	2,493,985	126,469	0.01%	12/31/2017
Menlo Ventures XI LP *	Americas	4,951,686	1,028,224	0.10%	12/31/2017
Pegasus WSJLL Fund, L.P. (c) *	Americas	5,267,516	6,202,667	0.63%	12/14/2021
Pueblo Co-Invest-A LP	Americas	2,556,924	4,380,017	0.44%	6/25/2019
RB Equity Fund I-A LP *	Americas	3,488,714	8,735,265	0.89%	12/31/2018
The Resolute II Continuation Fund, L.P.	Americas	1,554,428	2,240,377	0.23%	8/31/2018
Vista Equity Partners Hubble, L.P. *	Americas	13,323,750	13,310,766	1.35%	2/27/2025
Warburg Pincus XI (Asia), L.P.	Asia	5,079,967	1,586,617	0.16%	9/30/2017
WP DVT, L.P. *	Americas	2,106,000	2,675,135	0.27%	3/11/2022
Yorktown Energy Partners IX, L.P. (b)*	Americas	283,463	100,462	0.01%	9/30/2018
Yorktown Energy Partners VIII, L.P. (b)	Americas	480,584	63,474	0.01%	9/30/2018
Yorktown Energy Partners X, L.P. (b)	Americas	424,732	306,025	0.03%	9/30/2018
TOTAL SECONDARY INVESTMENTS		133,868,447	118,020,553	11.97%

TOTAL INVESTMENT FUNDS		$292,716,166	$333,140,122	33.79%

EQUITY INVESTMENTS - 0.29%
PREFERRED STOCKS (a) - 0.29%
FINANCIAL - 0.20%
New York Digital Investment Group, LLC (b)(c) *	Americas	2,000,000	2,000,000	0.20%	2/25/2022

INFORMATION TECHNOLOGY - 0.09%
InvestX DSF Holdings XXIII LLC (c) *	Americas	2,081,170	876,096	0.09%	2/16/2022

TOTAL PREFERRED STOCKS		$4,081,170	$2,876,096	0.29%

TOTAL INVESTMENT INTERESTS		$762,706,995	$920,992,491	93.42%

	Shares
SHORT-TERM INVESTMENT - 8.59%
MONEY MARKET FUND - 8.59%
Fidelity Government Portfolio - Institutional Class 4.27%^	358,358	358,358	358,358	0.04%
Fidelity Treasury Portfolio - Class I 4.20%^ (b)	84,289,921	84,289,921	84,289,921	8.55%
TOTAL SHORT-TERM INVESTMENTS		$84,648,279	$84,648,279	8.59%

TOTAL INVESTMENTS - 102.01% (Cost - $ 847,355,274) (d)			$1,005,640,770
LIABILITIES IN EXCESS OF OTHER ASSETS - (2.01%)			(19,808,123)
NET ASSETS - 100.00%			$985,832,647

*	Non-income producing.

^	Yield disclosed is the seven day effective yield as of March 31, 2025.

(a)	Securities restricted to resale represents $920,992,491 or 93.42% of net assets.

(b)	All or part of these investments are holdings of iDPE Subsidiary, LLC, a wholly-owned subsidiary of the Fund.

(c)	The fair value of this investment is determined using significant unobservable inputs and is classified as level 3 on the GAAP hierarchy.

(d)	The fair value of total investments consists of the following regions (excluding short-term investments):

	Cost	Fair Value	% of Net Assets
Americas	$399,293,862	$489,395,488	49.64%
Asia	70,148,831	73,476,297	7.45%
Global	213,868,583	269,931,773	27.38%
Europe	79,395,719	88,188,933	8.95%
Total Investments	762,706,995	920,992,491	93.42%

See accompanying notes to consolidated financial statements.

iDirect Private Markets Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 31, 2025

ASSETS
Investments:
Investments at fair value (cost $847,355,274)	$1,005,640,770
Cash (1)	21,731,320
Interest Income receivable	269,429
Prepaid expenses and other assets	13,717
TOTAL ASSETS	$1,027,655,236

LIABILITIES
Payable for Fund shares repurchased	$14,397,983
Subscriptions received in advance	21,333,051
Net Deferred tax liability	2,646,190
Current tax payable	259,671
Accrued Expenses:
Service fees payable to related parties	629,267
Management fee payable to Adviser	1,844,504
Distribution and Servicing fees payable to Distributor	274,509
Audit and tax fees	222,511
Legal fees	67,725
Line of credit fees payable	2,952
Directors fees	46,903
Custody fees	66,514
Other	30,809
TOTAL LIABILITIES (2)	41,822,589

NET ASSETS	$985,832,647

Composition of Net Assets:
Paid-in capital	$780,411,415
Accumulated earnings	205,421,232
NET ASSETS	$985,832,647

Class I Shares:
Net Assets	$635,020,850
Shares of beneficial interest outstanding [$0 par value]	16,405,153
Net asset value (Net Assets ÷ Shares Outstanding), offering price and repurchase price per share	$38.71

Class A Shares:
Net Assets	$350,811,797
Shares of beneficial interest outstanding [$0 par value]	19,907,569
Net asset value (Net Assets ÷ Shares Outstanding) and repurchase price per share	$17.62
Maximum offering price per share (net asset value plus maximum sales load of 3.50%)	$18.26

(1)	Includes cash and cash held in escrow

(2)	Commitments and contingencies (See Notes 2 and 7)

See accompanying notes to consolidated financial statements.

iDirect Private Markets Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2025

INVESTMENT INCOME
Dividend distributions from underlying investments	$7,542,361
Dividend income	3,158,827
TOTAL INVESTMENT INCOME	10,701,188

EXPENSES
Management fees	7,873,879
Distribution and Servicing fees - Class A	2,035,819
Line of credit fees	815,227
Legal fees	1,025,211
Sub-Accounting and Sub-Transfer Agent fees	482,059
Administrative services fees	507,191
Audit and tax fees	224,552
Trustees fees and expenses	190,399
Printing and postage expenses	197,178
Custodian fees	102,628
Accounting services fees	108,990
Transfer Agent fees	105,707
Registration fees	46,498
Chief Compliance Officer fees	46,581
Other expenses	132,881
Tax expense	841,647
TOTAL EXPENSES	14,736,447

NET INVESTMENT LOSS	(4,035,259)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Capital gain distributions from underlying investments	41,015,485
Net realized gain/(loss) from investments	3,324

Net change in unrealized appreciation/(depreciation) on investments	40,714,617
Net change in deferred tax liability	(1,588,783)
Net change in unrealized appreciation/(depreciation) on investments, net of deferred taxes	39,125,834
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	80,144,643

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$76,109,384

See accompanying notes to consolidated financial statements.

iDirect Private Markets Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	March 31, 2025	March 31, 2024
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment (loss)	$(4,035,259)	$(3,442,902)
Net capital gain distributions from underlying investments	41,015,485	36,252,692
Net realized gain/(loss) from investments	3,324	(37,224,803)
Net change in unrealized appreciation/(depreciation) on investments, net of taxes	39,125,834	87,908,233
Net increase in net assets resulting from operations	76,109,384	83,493,220

DISTRIBUTIONS TO INVESTORS
Class I	(13,277,186)	(4,750,933)
Class A	(7,979,543)	(4,761,850)
Total Distributions to Investors	(21,256,729)	(9,512,783)

BENEFICIAL INTEREST TRANSACTIONS
Proceeds from shares sold
Class I	199,577,913	164,608,704
Class A	25,627,869	8,233,420
Reinvestment of distributions
Class I	9,119,117	3,415,171
Class A	7,475,701	4,504,366
Repurchase of shares
Class I	(30,094,727) (1)	(22,179,504) (1)
Class A	(28,589,570)	(44,623,638)
Total Increase in Net Assets from Shares of Beneficial Interest (2)	183,116,303	113,958,519

NET INCREASE IN NET ASSETS FROM OPERATIONS, DISTRIBUTIONS AND
BENEFICIAL INTEREST TRANSACTIONS	237,968,958	187,938,956

NET ASSETS
Beginning of Year	747,863,689	559,924,733
End of Year/Period	$985,832,647	$747,863,689

SHARE ACTIVITY
Class I:
Shares Sold	5,297,632	4,830,723
Shares Reinvested	241,630	100,199
Shares Repurchased	(604,284)	(637,642)
Net Increase in Shares Outstanding(2)	4,934,978	4,293,280

Class A:
Shares Sold	1,484,380	532,298
Shares Reinvested	434,381	288,635
Shares Repurchased	(1,259,569)	(2,792,485)
Net (Decrease) in Shares Outstanding (2)	659,192	(1,971,552)

(1)	Early repurchase fees of $ 17,141 and $19,251 for the year ended 3/31/25 and the fiscal year ended 3/31/2024 respectively, are netted against the total repurchase of shares.

(2)	Includes exchanges of shares between Class A and Class I.

See accompanying notes to consolidated financial statements.

iDirect Private Markets Fund
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2025

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$76,109,384
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(190,381,626)
Sales of investments	51,526
Net purchases of short-term investments	(38,285,055)
Net change in unrealized appreciation/depreciation on investments, net of deferred taxes	(39,125,834)
Proceeds from underlying investments	67,008,392
Capital gain distributions from underlying investments	(41,018,745)
Net realized gains from investments	(3,324)
Decrease in prepaid expenses and other assets	21,776
Increase in interest, dividends and distributions receivables	(101,286)
Increase in current tax payable	259,671
Increase in payable due to Adviser	760,886
Increase in service fees payable to related parties	258,089
Increase in distribution and servicing fees payable to Distributor	29,771
Decrease in accrued expenses and other liabilities	(298,691)
Net cash used in operating activities	(164,715,066)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Shares issued, net of change in subscriptions received in advance	231,370,336
Payment of Shares repurchased, net of change in payable for Shares repurchased	(55,766,679)
Distributions paid to shareholders, net of reinvested distributions	(4,661,911)
Net cash provided by financing activities	170,941,746

NET INCREASE IN CASH	6,226,680
CASH - BEGINNING OF YEAR (1)	15,504,640
CASH - END OF YEAR (1)	$21,731,320

(1) Includes cash and cash held in escrow.

SUPPLEMENTAL CASH DISCLOSURE INFORMATION:
Cash held in Escrow - Beginning of Year	$15,254,640
Cash held in Escrow - End of Year	$21,333,051
Return of capital from underlying investments	$25,989,647
Income Taxes Paid	$568,951

SUPPLEMENTAL NON-CASH DISCLOSURE INFORMATION:
Reinvestment of distributions to shareholders	$16,594,818
Exchanges into Class I (119,402 shares)	$4,393,940
Exchanges out of Class A (260,970 shares)	$(4,393,940)

See accompanying notes to consolidated financial statements.

iDirect Private Markets Fund
CONSOLIDATED STATEMENTS OF FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year End

	Class I (1)
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	March 31, 2025	March 31, 2024		March 31, 2023	March 31, 2022	March 31, 2021
Net asset value, beginning of year	$36.20	$32.31		$38.85	$35.64	$27.05
Gain (Loss) from investment operations:
Net investment income/(loss) (3)	(0.09)	(0.09)		(0.03)	0.08	0.45
Net realized and unrealized gain/(loss) on investments	3.49	4.47		(2.05)	5.50	9.40
Net increase/(decrease) in net assets resulting from operations	3.40	4.38		(2.08)	5.58	9.85
Less distributions to Investors from:
Net investment income	—	—		(1.06)	(0.04)	—
Net realized gain on investments	(0.89)	(0.49)		(3.40)	(2.33)	(1.26)
Total distributions	(0.89)	(0.49)		(4.46)	(2.37)	(1.26)
Net asset value, end of year	$38.71	$36.20		$32.31	$38.85	$35.64
Total Return (4)	9.47%	13.66%		(5.66)%	15.79%	37.48%
Net assets, end of year (000s)	$635,021	$422,073		$238,016	$189,800	$141,353
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (5,6)	1.47%	1.17	% (7)	1.75%	2.25%	1.74	% (8)
Ratio of net expenses to average net assets (6)	1.47%	1.17	% (7)	1.75%	2.25%	1.74	% (8)
Ratio of net investment income/(loss) to average net assets	(0.22)%	(0.25)%		(0.08)%	0.21%	1.54%
Portfolio Turnover Rate	0%	0%		0%	0%	0%

	Class A (2)
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	March 31, 2025	March 31, 2024		March 31, 2023	March 31, 2022	March 31, 2021
Net asset value, beginning of year	$16.58	$14.89		$17.87	$16.49	$12.59
Gain (Loss) from investment operations:
Net investment income/(loss) (3)	(0.15)	(0.12)		(0.10)	(0.08)	0.13
Net realized and unrealized gain/(loss) on investments	1.60	2.04		(0.95)	2.55	4.35
Net increase/(decrease) in net assets resulting from operations	1.45	1.92		(1.05)	2.47	4.48
Less distributions to Investors from:
Net investment income	—	—		(0.37)	(0.01)	—
Net realized gain on investments	(0.41)	(0.23)		(1.56)	(1.08)	(0.58)
Total distributions	(0.41)	(0.23)		(1.93)	(1.09)	(0.58)
Net asset value, end of year	$17.62	$16.58		$14.89	$17.87	$16.49
Total Return (4)	8.79%	12.96%		(6.20)%	15.06%	36.67%
Net assets, end of year (000s)	$350,812	$325,790		$321,909	$357,390	$315,874
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (5,6)	2.07%	1.77	% (7)	2.35%	2.85%	2.35	% (8)
Ratio of net expenses to average net assets (6)	2.07%	1.77	% (7)	2.35%	2.85%	2.35	% (8)
Ratio of net investment income/(loss) to average net assets	(0.85)%	(0.78)%		(0.64)%	(0.45)%	0.94%
Portfolio Turnover Rate	0%	0%		0%	0%	0%

(1)	The Fund commenced operations on July 31, 2015.

(2)	Class A commenced operation on June 1, 2016.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each year.

(4)	Total returns shown exclude the effect of applicable sales charges and tender fees and assumes reinvestment of all distributions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Expense Ratios do not include the expenses paid on the Investment Interests.

(7)	The Fund estimates its tax expense on iDPE Subsidiary, LLC, a wholly owned subsidiary. During the year ended March 31, 2024 the Fund had a change in tax estimate that reduced the gross and net expense ratios. Without this reduction the gross and net expenses ratios would have been 1.45% and 2.05% for Class I and A, respectively.

(8)	The Fund estimates its tax expense on iDPE Subsidiary, LLC, a wholly owned subsidiary. Due to the timing of tax estimates the Fund had a tax overpayment from 2020 that reduced the gross and net expense ratios. Without this reduction the gross and net expenses ratios would have been 1.86% and 2.47% for Class I and A, respectively.

See accompanying notes to consolidated financial statements.

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2025

1.	ORGANIZATION

iDirect Private Markets Fund (the “Fund”) is organized as a Delaware statutory trust that commenced operations on July 31, 2015, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified investment management company. iCapital Registered Fund Adviser LLC (the “Adviser’’ or “iRFA”), an affiliate of Institutional Capital Network, Inc. (“iCapital”), serves as the Fund’s investment adviser. The Fund currently offers two separate classes of shares of beneficial interest, designated Class A and Class I (each, “Shares”) on a continuous basis at the net asset value (“NAV”) per share plus any applicable sales loads.

The minimum investment for an investor in the Fund is $25,000. Class A shares are offered at NAV plus a maximum sales charge of 3.50% and are subject to an annual distribution and servicing fee payable monthly. Class I shares are sold at NAV without an initial sales charge and are not subject to a distribution or shareholder servicing fees. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each month based upon the relative net assets of each class.

The Fund’s investment objective is to seek long-term capital appreciation. The Fund intends to allocate at least 80% of its assets to private equity investment interests of any type (“Investment Interests”). The Fund allocates substantially all of its assets to Investment Interests sponsored or managed by Kohlberg Kravis Roberts & Co. L.P. or an affiliate (collectively, “KKR”), Vista Equity Partners Management, LLC or an affiliate (collectively, “Vista”), or Warburg Pincus LLC or an affiliate (collectively, “Warburg Pincus” and with KKR and Vista, the “Core Independent Managers”). The Fund is in the process of transitioning its portfolio such that upon conclusion of this transition period, the Fund intends to (i) allocate approximately one-third of the value of its Investment Interests to each Core Independent Manager and (ii) invest approximately 10% of its total assets in more liquid securities for cash management purposes. The Fund may at any time determine not to allocate its assets to the Core Independent Managers and, instead, may determine to allocate its assets to Investment Interests not sponsored, advised by, or otherwise linked to, a Core Independent Manager and to mandates and asset classes not representative of private equity.

Following the transition period, the Fund intends to invest approximately 90% of its total assets in direct access investments (“Direct Access Investments”) through or alongside private equity funds sponsored or managed by the Core Independent Managers. Direct Access Investments are sourced from arrangements in which the Fund has the opportunity to invest in a Core Independent Manager’s buyout and growth equity investments globally on a deal-by-deal basis. However, the Fund may at any time determine not to allocate its assets to the Core Independent Managers and, instead, may determine to allocate its assets to Investment Interests not sponsored, advised by, or otherwise linked to, a Core Independent Manager and to mandates and asset classes not representative of private equity.

Since the Fund’s inception in 2015, the Fund has operated as a “non-diversified” fund for 1940 Act purposes. Under the 1940 Act, a registered investment company is required to state whether it is diversified or non-diversified for 1940 Act purposes. A “diversified” fund is one whose 5%+ investments comprise no more than 25% of the fund’s total assets; a non-diversified fund is not subject to this 25% limitation. In July 2019, the Fund disclosed in its updated Prospectus that it was a diversified fund based on the Fund administrator looking through the Fund’s underlying fund investments to the portfolio companies held by the underlying funds (the “Look Through Approach”). After further review, the Fund has concluded that the Look Through Approach was not the appropriate methodology to determine whether the Fund is a diversified or non-diversified fund for 1940 Act purposes. As a result, the Fund has revised (and will revise) its disclosure with respect to certain other filings to consistently reflect that the Fund operates as a “non-diversified” fund. Importantly, at all times since the Fund’s inception, the Fund has operated as a non-diversified fund for 1940 Act purposes based on its underlying fund investments.

Operating Segments - The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2025

entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is comprised of the portfolio manager and Chief or Principal Financial Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

Consolidation of a Subsidiary – The consolidated financial statements of the Fund include iDPE Subsidiary, LLC (“iDPE, LLC”) (formerly known as iKF, LLC), (the “Subsidiary”) a limited liability company and wholly owned subsidiary of the Fund. All intercompany accounts and transactions have been eliminated. As of March 31, 2025, the net assets of iDPE, LLC were $52,798,939, which is 5.35% of the Fund’s consolidated net assets.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC Topic 946”), and therefore is applying the specialized accounting and reporting guidance in ASC Topic 946.

Investment Interests Valuation – The Fund has adopted valuation procedures pursuant to which it will fair value its Co-Investment Opportunities and Investment Funds. These valuation procedures, which have been approved by the Fund’s Board of Trustees (the “Board”), provide that the unaudited valuations determined by the general partner, managing member or affiliated investment adviser of the Investment Interests (the “Investment Managers”) will be reviewed by the Adviser. The Fund will generally rely on such valuations even in instances where an Investment Manager may have a conflict of interest in valuing the securities. Furthermore, the Investment Interests will typically provide the Adviser with estimated NAVs or other valuation information on a quarterly basis, and such data will be subject to revision through the end of each Investment Interest’s annual audit. While such information generally is provided on a quarterly basis, the Fund calculates its NAV and issues shares on a monthly basis.

The fair value of the investments in the portfolio is determined at the date of the Consolidated Statement of Assets and Liabilities. The Fund follows the guidance set forth under ASC Topic 820, Fair Value Measurements (“ASC Topic 820”), and defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Pursuant to Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the Fund’s Valuation Designee (the “Valuation Designee”) to perform the Fund’s fair value procedures, under the Board’s general supervision. As the Fund’s Valuation Designee, the Adviser is responsible for the assessment and management of valuation risks, establishment and application of fair value methodologies, testing of fair value methodologies, and overseeing pricing services. The Adviser’s Pricing Committee (the “Pricing Committee”), which is comprised of representatives of the Adviser, meets monthly, or as needed, to determine the value of the Fund’s investments. The Pricing Committee may enlist independent valuation firms to provide third-party valuation consulting services. The Adviser certifies to the Board that the Fund’s valuation policy and procedures are properly followed.

The Fund utilizes various methods to measure the fair value of its investments. U.S. GAAP establishes a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC Topic 820, these inputs are summarized below:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2025

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market for similar instruments, and fair value is determined through the use of models or other valuation methodologies.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. The categorization of Level 2 or Level 3 is based on the significance of the unobservable inputs to the overall valuation. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following tables summarize the inputs used to value the Fund’s investments by fair value hierarchy as of March 31, 2025:

				Investments Valued
	Level 1	Level 2	Level 3	at NAV *	Total
Investment Interests Co-Investments
Syndicated Co-Investments	$—	$—	$1,975,460	$113,056,700	$115,032,160
Direct Access Co-Investments	—	—	—	469,944,113	469,944,113
Investment Funds
Primary Investments	—	—	—	215,119,569	215,119,569
Secondary Investments	—	—	16,086,282	101,934,271	118,020,553
Equity Investments Preferred Stock	—	—	2,876,096	—	2,876,096
Short-Term Investments	84,648,279	—	—	—	84,648,279
Total Investments:	$84,648,279	$—	$20,937,838	$900,054,653	$1,005,640,770

*	Investments valued using NAV as the practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals presented on the Consolidated Statement of Assets and Liabilities.

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2025

The following table is a reconciliation of assets in which Level 3 inputs were used in determining value:

				Capital gain
			Proceeds from	distributions	Change in
	Beginning		sales and	from	unrealized
	Balance	Cost of	principal	underlying	appreciation/	Transfers into	Transfers out of	Ending Balance
	3/31/2024	purchases	paydowns	investments	(depreciation)	Level 3	Level 3	3/31/2025
Co-Investments Syndicated Co-Investments	$—	$—	$—	$—	$—	$1,975,460	$—	$1,975,460
Investment Funds
Primary Investments	—	—	—	—	—	—	—	—
Secondary Investments	1,533,156	106,808	(125,688)	(110,152)	(396,229)	15,078,387	—	16,086,282
Equity Investments Preferred Stock	2,876,096	—	—	—	—	—	—	2,876,096
Total Investments	$4,409,252	$106,808	$(125,688)	$(110,152)	$(396,229)	$17,053,847	$—	$20,937,838

Transfers to and from Level 3 occurred due to an increase/decrease in the significance of an unobservable input to the estimate of fair value as of and during the year ended March 31, 2025, due to timing of the investment interests’ net asset value or to fund liquidation.

The following table is a summary of the valuation techniques and unobservable inputs used in the fair value measurements as of March 31, 2025:

	Fair Value as of			Single Input or Range
Investment Type	3/31/2025	Valuation Technique(s)	Unobservable Input(s)	of Inputs
Syndicated Co-Investments	$1,975,460	Adjusted reported investment net asset value	Fair value adjustment*	N/A
Equity Investments	2,000,000	Cost Method	N/A	N/A
Preferred Stock	876,096	Market Approach	Comparable Transaction Price	$600 per share
Secondary Investments	16,086,282	Adjusted reported investment net asset value	Fair value adjustment*	N/A
Total	$20,937,838

*	The significant unobservable input applied to fair value adjusted investments, in part or in whole, is the application of an alpha and beta to a benchmark. The benchmark used is a world market index and the beta is calculated through analysis which is backtested by the Adviser. As of March 31, 2025, the alpha and beta applied were .59% and .36%. An increase of the beta would indicate an increase in the effect of the input to the fair value.

The valuation process involved in Level 3 measurements is designed to subject the valuation of the investments to an appropriate level of consistency, oversight and review. The valuation of the Fund’s Level 3 investments relies on evaluations of multiple observable and unobservable inputs including financial and operating data; company specific developments, stock prices, earnings and tax rates; market valuations of comparable companies; analysis of market segments; and model projections. The output of these evaluations is typically reviewed and approved by the Pricing Committee which receives information surrounding their valuation process and, in some circumstances, the valuation analysis.

Investments Valued at NAV – ASC Topic 820 permits a reporting entity to measure the fair value of an Investment Interest that does not have a readily determinable fair value based on the NAV per share, or its equivalent, of the Investment Interest as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value.

Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2025

Adjustments to the NAV provided by the Adviser would be considered if the practical expedient NAV was not as of the Fund’s measurement date; if it was probable that the alternative investment would be sold at a value materially different than the reported expedient NAV; or if it was determined by the Fund’s valuation policies and procedures that the private investment is not being reported at fair value.

A listing of the Investment Interests held by the Fund and their attributes, as of March 31, 2025, are shown in the table below:

						Notice
			Unfunded	Remaining	Redemption	Period (In	Redemption
Investment Interests	Investment Strategy	Fair Value	Commitments	Life	Frequency *	Days)	Restrictions Terms **
Syndicated Co-Investments	Investments in operating companies alongside a new fund, which have been syndicated	$115,032,160	$—	N/A	None	N/A	N/A
Direct Access Co-Investments	Investments in operating companies alongside a new fund, through Direct Access arrangements	$469,944,113	$9,995,260	N/A	None	N/A	N/A
Primary Investments	Investments in newly established blind-pool funds	$215,119,569	$21,724,383	N/A	None	N/A	N/A
Secondary Investments	Investments in assets managed by an existing sponsor	$118,020,553	$19,157,162	N/A	None	N/A	N/A
Equity Investments - Preferred Stock	Investments in operating companies	$2,876,096	—
		$920,992,491	$50,876,805

*	The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Interests may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Interests have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

**	The investment interests cannot be redeemed. Instead, the nature of the investment interests is that distributions are received through the liquidation of the underlying assets. Distributions from Investment Interests occur at irregular intervals, and the exact timing of distributions from Investment Interests cannot be determined. It is estimated that distributions will occur over the life of the Investment Interests.

Unfunded Commitments – As of March 31, 2025, the Fund had total unfunded commitments of $50,876,805 which consisted of $9,995,260 Direct Access Investments, $21,724,383 Primary Investments and $19,157,162 Secondary Investments. The Fund expects to fulfill these unfunded commitments through the use of cash, liquid investments, future distributions from Investment Funds and line of credit proceeds.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The Fund bears all expenses incurred in the course of its operations and expenses are recorded on an accrual basis.

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2025

The Fund does not invest directly in marketable securities; however, from time to time, the Investment Interests may make distributions of marketable securities to the Fund. Upon receipt, these marketable securities are initially recorded at their fair values at the date of distribution from the Investment Interests. Thereafter, these marketable securities are carried at their estimated fair value, which is the closing price. The net realized gain/(loss) from these securities is recorded in the Consolidated Statement of Operations, if any, represents the difference between the proceeds received from the sale of these marketable securities and the amount at which these marketable securities were initially recorded using the identified cost basis method.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed at least annually and are recorded on ex-dividend date. Distributable net realized capital gains are declared and distributed at least annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – The Fund’s policy is to continue to qualify as a Regulated Investment Company (“RIC”) by complying with the provisions of the Internal Revenue Code that are applicable to RICs and to distribute substantially all of its taxable income and net realized (after reduction for capital loss carryforwards) gains to shareholders. Therefore, no federal income tax provision has been recorded for the Fund.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities in accordance with the FASB ASC 740, Accounting for Uncertainty in Income Taxes. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax year ended September 30, 2022 through September 30, 2024 or expected to be taken in the Fund’s September 30, 2025 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments. However, the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

iDPE, LLC, the wholly owned subsidiary of the Fund, is a domestic limited liability company that has elected to be treated as a C Corporation for federal and state income tax purposes. State tax returns are filed in various states in which an economic presence exists. Current state taxes consist of income taxes, franchise taxes, business taxes, excise taxes or gross receipts taxes, depending on the state in which the returns are filed. Income taxes are charged based on apportioned income for each state.

iDPE, LLC recognizes deferred income taxes for differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Deferred tax assets are reduced by a valuation allowance when, in the opinion of the Adviser, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and the rates on the date of enactment.

When tax returns are filed, some positions taken may be sustained upon examination by the taxing authorities, while other positions are subject to uncertainty about the merits of the position taken or the amount of the position that would be sustained. The Adviser considers the likelihood of changes by taxing authorities in its filed income tax returns and recognizes a liability for or discloses potential changes that it believes are more likely than not to occur upon examination by taxing authorities.

The Adviser has not identified any uncertain tax positions in filed income tax returns that require recognition or disclosure in the accompanying consolidated financial statements. The Fund’s income federal tax returns for the past three years and state tax returns for the past four years are subject to examination by taxing authorities and may change upon examination. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits in operating expense. No interest expense or penalties were recognized during the year ended March 31, 2025 and 2024.

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2025

The estimated provision for (benefit from) income taxes for the year ended March 31, 2025 and 2024 consist of the following:

Current:	2025	2024
Federal	$239,709	$—
State	19,962	—
	259,671	—
Deferred:
Federal	2,442,764	725,403
State	203,426	332,004
	2,646,190	1,057,407

Estimated provision for income taxes	$2,905,861	$1,057,407

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

At March 31, 2025 and 2024, components of the estimated deferred tax assets and liabilities are as follows:

	2025	2024
Deferred tax assets:	$—	$379,620
Deferred tax liabilities:
Net unrealized gains on investment securities	(2,646,190)	(1,437,027)

Net deferred tax (liabilities)	$(2,646,190)	$(1,057,407)

Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized and unrealized gain/(loss) on investments before taxes as follows:

iDPE, LLC	As of March 31, 2025	As of March 31, 2024
Income taxes at statutory rate	$982,708	$(1,109,682)
State income tax benefit (net of federal benefit)	176,477	262,283
Book to tax period adjustment	1,746,676	1,904,806
Provision for income taxes	$2,905,861	$1,057,407

Cash and Cash Held in Escrow – Cash consists of monies held at UMB Bank, N.A. Such cash may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund. Cash held in escrow represents monies received in advance of the effective date of an Investor’s subscription. The monies are deposited with the Fund’s transfer agent and will be released from escrow on the effective date of the subscription. The transfer agent holds escrow monies at First National Bank of Omaha.

Short-Term Investments – Short-term investments represent investments in high quality money market instruments and money market mutual funds and are recorded at NAV per share, which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2025

branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. Dollars based on the rate of exchange of such currencies against U.S. Dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the Consolidated Statement of Operations.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

Investment Transactions – For the year ended March 31, 2025, the cost of purchases and proceeds from sales or other disposition of investments excluding short-term investments amounted to $190,381,626 and $51,526, respectively.

Associated Risks – During the normal course of business, the Fund may purchase, sell or hold various investments, which may result in certain risks, the amount of which is not apparent from the financial statements.

General Economic and Market Conditions. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector or geographic region, the risk of any investment decision is increased. An Investment Fund’s use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

The Fund’s portfolio can be significantly impacted by general economic and political conditions, global and domestic market and industry-specific economic conditions. Political developments, cybersecurity attacks, natural disasters, public health crises and other events outside of the Fund’s control can also adversely impact the Fund and its portfolio in material respects. For example, if any of these events occurred it may have an impact on the Fund’s fair value measurements, financing arrangements or its ability to achieve its investment objectives which could have a material impact.

Private Equity Investments. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments, although, following the transition period, the Fund intends to invest approximately 90% of its total assets in Direct Access Investments through or alongside Investment Funds sponsored or managed by the Core Independent Managers. The investments held by private equity funds and Direct Access Investments involve the same types of risks associated with an investment in any operating company.

However, due to the private nature of these investments, there are no readily available market quotations and the investments tend to be illiquid and highly speculative. Such investments are valued by the Fund at fair value as determined pursuant to the policies and procedures approved by the Board. The value at which the Fund’s investments can be liquidated may differ from the fair value determined by the Fund. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, which may limit the ability of private equity funds to obtain the required financing or may reduce their expected rate of return.

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2025

Illiquidity of Investment Fund Interests. There is no regular market for interests in Investment Funds, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the applicable Investment Fund and could occur at a discount to the stated NAV. If the Adviser determines to cause the Fund to sell its interests in an Investment Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time.

Fees, Expenses, and Incentive Allocations. Investment sponsors who operate Investment Funds in which the Fund invests may receive fees for their services. The fees indirectly borne by the Fund may include a portion of the Investment Funds asset-based fees, incentive allocations, carried interest or fees and operating expenses. These fees are deducted directly from the Investment Funds assets in accordance with their governing documents. Some or all of the Investment Funds in which the Fund invests charge carried interest, incentive fees or allocations based on the Investment Funds’ performance. The Investment Funds in which the Fund invests generally charge a management fee of 2% annually of committed or net invested capital, and approximately 15% to 25% of net profits as a carried interest allocation.

Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with investing in the Fund.

4.	INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH RELATED PARTIES AND OTHER FEES

The Fund pays the Adviser a monthly fee of 0.075% (0.90% on an annualized basis) of the Fund’s month-end net asset value (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased as of the end of the month). The Management Fee is in addition to the asset-based fees and incentive fees paid by the Investment Funds to the Investment Managers and indirectly borne by investors in the Fund. The Fund incurred $7,873,879 in Management Fees for the year ended March 31, 2025, which is included in the Consolidated Statement of Operations. As of March 31, 2025 the payable due to the Adviser for Management Fees was $1,844,504.

As outlined in the Fund’s prospectus, the Adviser has an “Expense Limitation and Reimbursement Agreement” with the Fund through August 1, 2025 (the “Limitation Period”) to limit the amount of “Specified Expenses” (as described herein) borne by the Fund in respect of Class A and Class I shares, for any fiscal year, to an amount not to exceed 0.55% per annum of the Fund’s net assets attributed to Class A and Class I shares, respectively. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Management Fee and underlying Investment Fund expenses (including contribution requirements for investments, expenses and management fees); (ii) interest expense and any other expenses incurred in connection with the Fund’s credit facility; (iii) expenses incurred in connection with secondary offerings and Co-Investment Opportunities and other investment-related expenses of the Fund; (iv) Distribution and Servicing Fees in respect of any Class of shares; (v) taxes; and (vi) extraordinary expenses including tax expenses. This agreement may be renewed by the mutual agreement of the Adviser and the Fund for successive terms. Unless renewed, this agreement will terminate automatically at the end of the Limitation Period. This agreement will also terminate automatically upon the termination of the investment advisory agreement between the Adviser and the Fund unless a new investment advisory agreement with the Adviser becomes effective upon such termination. To the extent that Specified Expenses in respect of any Class of shares for any month exceed the Expense Cap applicable to a Class of shares (the “Excess Expenses”), the Adviser will pay the Fund for expenses to eliminate such excess.

To the extent that the Adviser pays Excess Expenses in respect of a Class of shares, it is permitted to receive reimbursement for any expense amounts previously paid by the Adviser, for a period not to exceed three years from the date in which such expenses were paid by the Adviser on a monthly basis, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses in respect of the applicable Class of shares have fallen to a level below the Expense Cap of the Class and the reimbursement amount does not raise the level of Specified Expenses in respect

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2025

of a Class of shares in the month the reimbursement is being made to a level that exceeds the Expense Cap of the Class. For the year ended March 31, 2025, the Fund did not waive or reimburse excess expenses paid by the Adviser.

The Fund has adopted a Distribution and Service Plan Agreement (the “Plan”) for Class A and Class I shares pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund pays a monthly fee out of the net assets of Class A shares at the annual rate of 0.60% of the aggregate net asset value of the Class A shares, determined and accrued as of the last day of each calendar month (before any repurchase of shares) (the “Distribution and Servicing Fee”).

The Distribution and Servicing Fee is paid to iCapital Markets LLC, an affiliate of the Adviser, as the distributor of the shares (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Class I shares are not subject to the Distribution and Servicing Fee. During the year ended March 31, 2025, pursuant to the Plan, Class A shares incurred $2,035,820 in Distribution and Servicing Fees paid to the Distributor, which are included in the Consolidated Statement of Operations. As of March 31, 2025, Distribution and Servicing Fees payable to the Distributor was $274,509.

The Fund reimburses the Adviser for certain sub-accounting and sub-transfer agency fees at 0.15% of the net assets of applicable shareholder accounts for the fees payable by the Adviser to identified service providers. During the year ended March 31, 2025, the Fund reimbursed the Adviser $496,146 of sub-accounting and sub-transfer agency fees reimbursed to the Adviser pursuant to this arrangement which are recorded in transfer agent fees in the Consolidated Statement of Operations.

The Board provides supervision of the affairs of the Fund. The Trustees of the Fund who are not affiliated with the Adviser receive an annual retainer and per meeting fees for regular and special meetings and are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairperson of the Board and the Audit Committee Chair receive additional annual retainers. The Trustees do not receive any pension or retirement benefits from the Fund. Trustee fees and expenses incurred for the year ended March 31, 2025, are included in the Consolidated Statement of Operations.

Ultimus Fund Solutions (“UFS”)

UFS provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to the servicing agreement with UFS, the Fund pays UFS customary fees for providing such services to the Fund. During the year ended March 31, 2025, certain officers of the Fund were also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities. For the year ended March 31, 2025, the Fund incurred $507,191 of administrative service fees, $105,707 of transfer agent fees, and $108,990 of fund accounting fees, which are included in the Consolidated Statement of Operations. As of March 31, 2025, service fees payable to related parties includes a payable of $223,509 due to UFS for administration, transfer agent fees and fund accounting fees.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, a related party of UFS, provides compliance services and a chief compliance officer, pursuant to a consulting agreement between NLCS and the Fund. For the year ended March 31, 2025, the Fund incurred $46,581 in NLCS customary fees which are included in chief compliance officer fees on the Consolidated Statement of Operations. As of March 31, 2025, service fees payable to related parties includes a payable of $8,088 due to NLCS for chief compliance officer fees.

Blu Giant, LLC (“Blu Giant”),

Blu Giant, a related party of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the year ended March 31, 2025, the Fund incurred $197,178 of printing and postage expenses, which are included in the Consolidated Statement of Operations. As of March 31, 2025, services fees payable to related parties payable includes a payable of $19,362 due to Blu Giant for printing and postage expenses.

5.	REPURCHASES OF SHARES

The Fund may from time to time, offer to repurchase shares pursuant to written tenders by shareholders. For the year ended March 31, 2025, the Adviser recommended and intends to continue to recommend to the Board (subject to its discretion) that the Fund offer to repurchase shares from shareholders on a quarterly basis in an amount not to exceed 5% of the Fund’s net asset value. In determining whether the Fund should offer to repurchase shares from shareholders, the Board considers

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2025

the recommendation of the Adviser. The Adviser expects that, generally, it will recommend to the Board that the Fund offer to repurchase shares from shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31. Each repurchase offer will generally commence approximately 45 days prior to the applicable repurchase date. Any repurchase of shares from a shareholder which are held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to 2.00% of the net asset value of any such shares repurchased by the Fund. There is no minimum number of shares which must be repurchased in any repurchase offer. For the fiscal year ended March 31, 2025, the early repurchase fees were $17,141 This amount is netted against the Shares Repurchased in the Statement of Changes in Net Assets.

During the year ended March 31, 2025, the Fund repurchased tendered shares as follows:

			Number of			Shares Outstanding on
	Repurchase	% of Shares	Shares	Net Asset Value of	Repurchase Value	Repurchase Date, Before
Repurchase Date	Offer Amount	Tendered	Tendered	Shares Tendered	of Shares Tendered	Repurchase
June 30, 2024
Class A		2.43%	479,393	$16.95	$8,125,703	19,751,219
Class I		1.45%	184,715	$37.06	$6,845,523	12,753,905
Total	$38,114,117				$14,971,226
September 30, 2024
Class A		1.58%	309,287	$17.35	$5,366,137	19,532,658
Class I		1.93%	268,567	$38.00	$10,205,534	13,883,922
Total	$40,120,296				$15,571,671
December 31, 2024
Class A		1.08%	215,280	17.28	$3,720,036	20,014,171
Class I		0.99%	150,078	37.89	$5,686,453	15,098,396
Total	$43,114,004				$9,406,489
March 31, 2025
Class A		1.98%	401,540	$17.62	$7,075,131	20,309,109
Class I		1.14%	189,172	$38.71	$7,322,852	16,594,325
Total	$45,945,464				$14,397,983

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of March 31, 2025 the Fund continues to qualify as a regulated investment company. Since September 30, 2024 the Fund has estimated earnings of $5,178,727 amount of income, $21,514,374 amount of capital gain, and $13,008,001 amount of returned capital from investments. The Fund made distributions of $21,256,729 from realized gains. Amounts are subject to change through the end of the Fund’s tax year through September 30, 2025.

The Fund’s tax year-end is September 30, 2024: as such, the information in this section is as of the Fund’s tax year end.

The tax character of Fund distributions paid for the tax years ended September 30, 2024, and September 30, 2023 was as follows:

	Tax Year Ended	Tax Year Ended
	September 30, 2024	September 30, 2023
Ordinary Income	$—	$7,653,388
Long-Term Capital Gain	5,534,959	35,998,333
Return of Capital	—	—
	$5,534,959	$43,651,721

As of September 30, 2024, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$9,064,633	$(6,611,316)	$—	$13,441,236	$173,166,190	$189,060,743

iDirect Private Markets Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2025

The difference between book basis and tax basis accumulated ordinary income/(loss) and other book/tax differences are primarily attributable to the unamortized portion of organization expenses for tax purposes and adjustments for partnerships, passive foreign investment companies, and the Fund’s wholly-owned subsidiary.

Late year losses incurred after December 31 within the tax year are deemed to arise on the first business day of the following tax year for tax purposes. The Fund incurred and elected to defer such late year losses of $6,611,316.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses resulted in reclassification for the tax year ended September 30, 2024 as follows:

Accumulated
Paid in Capital	earnings(losses)
$(6,485,285)	$6,485,285

These reclassifications had no effects on net assets.

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedule K-1. The Fund has not yet received all such Schedule K-1s for the year ended December 31, 2024 (the underlying Investment Funds’ year-end); therefore, the tax basis of investments for 2024 will not be finalized by the Fund until after the fiscal period end.

7.	COMMITMENTS AND CONTINGENCIES

Effective March 3, 2023, the Fund entered into a revolving credit agreement (“Credit Facility”) with Royal Bank of Canada (the “Lender”). The Credit Facility, as amended on February 28, 2025, has a maximum borrowing limit of $90 million (“Committed Loan Limit”) and has a maturity date of February 27, 2026. The Fund has access to the Credit Facility for working capital to manage liquidity, including providing financing for the Fund’s acquisition of Investment interests. The Credit Facility has an interest rate which is dependent upon the effective borrowing date (“Borrowing Date”); if a Loan is requested three business days prior to the Borrowing Date, the applicable interest rate is 3 Month Secured Overnight Financing Rate (“SOFR”) plus 1.30% per annum, if a Loan is requested less than three days prior to the Borrowing Date, the applicable interest rate is Prime Rate plus 1.30% per annum. The Fund pays the Lender a Facility Fee of 1.05% based upon the Committed Loan Limit. For the year ended March 31, 2025, the Fund incurred $815,277 in commitment fees, which are included in the line of credit fees in the Consolidated Statement of Operations. The Fund did not utilize the line of credit during the year ended March 31, 2025.

8.	SUBSEQUENT EVENTS

Subsequent to March 31, 2025 and through May 30, 2025, the date the financial statements were issued, the Adviser evaluated subsequent events and concluded that there were no events requiring accrual or disclosure.

iDirect Private Markets Fund

ADVISORY CONTRACT RENEWAL AGREEMENT (Unaudited)

March 31, 2025

Approval of Investment Advisory Agreement

At a meeting held on December 11, 2024 (the “Meeting”), the Board of Trustees (the “Board”) of iDirect Private Markets Fund (the “Fund”), including each of the trustees that are not “interested persons” of the Fund (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the annual approval of the investment advisory agreement (the “Advisory Agreement”) between iCapital Registered Fund Adviser, LLC (“iCapital” or the “Adviser”) and the Fund.

In connection with the Board’s consideration of each of the Agreements, the Board received written materials in advance of the Meeting, which included information regarding: (a) a description of the Adviser’s investment management personnel; (b) an overview of the Adviser’s operations and financial condition; (c) a comparison of the Fund’s advisory fee and overall expenses with those of comparable closed end investment funds registered under the 1940 Act; (d) the level of profitability from the Adviser’s fund-related operations; (e) the compliance policies and procedures of the Adviser including policies and procedures for personal securities transactions; and (f) information regarding the performance of the Fund compared to other comparable closed end investment funds registered under the 1940 Act, relevant benchmark indices, and the historical performance of other 1940 Act registered funds managed by the Adviser.

Matters considered by the Board in connection with its approval of the Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by iCapital related to the Advisory Agreement with respect to the Fund including: the Advisory Agreement; a description of the manner in which investment decisions are to be made and executed; an overview of the personnel that will perform services for the Fund and their background and experience; a review of the financial condition of iCapital; information regarding risk management processes and liquidity management; the compliance policies and procedures of iCapital, including its business continuity and cybersecurity policies, and a code of ethics that contained provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b); and iCapital’s compliance and regulatory history.

The Board reviewed the portfolio capabilities of iCapital and its ability to deliver performance consistent with what shareholders are accustomed to. The Board also considered the CCO’s statement that he had reviewed the compliance policies and procedures of iCapital and concluded that its compliance program is reasonably designed to prevent and detect violations of the Federal Securities Laws (as defined in Rule 38a-1 under the 1940 Act) and complies with Rule 38a-1 under the 1940 Act. Based on this review, the Board concluded that the range and quality of services provided by iCapital to the Fund under the Advisory Agreement would be at the same or improved levels and were expected to be satisfactory.

iDirect Private Markets Fund

ADVISORY CONTRACT RENEWAL AGREEMENT (Unaudited) (Continued)

March 31, 2025

Performance. The Board considered the Fund’s performance for six-month and one-year periods ended March 31, 2024, and a common reporting period (October 1, 2015 to March 31, 2024), as compared to the Fund’s primary benchmark index, the MSCI All-Country World Total Return Index (“MSCI ACWI”), and the performance of other externally managed closed-end funds with investment objectives and strategies comparable to those of the Fund for the period those funds have been in operation (the “Peer Funds”).

The Board also reviewed information prepared by iCapital regarding the Fund’s returns on invested capital (“ROIC”) compared to that of each of the Peer Funds and found that for the one-year period ended March 31, 2024, the ROIC for both the Fund and the Peer Funds varied, but that over the common reporting period the Fund’s ROIC was lower than the mean ROIC of the Peer Funds for the same period. The Board concluded that iCapital was managing the Fund according to its investment strategy and had the ability to provide an acceptable level of investment returns for the Fund and its shareholders.

Advisory Fees. As to the costs of the services to be provided, the Board considered a comparison prepared by iCapital of the Fund’s advisory fee and net expenses to those of the Peer Funds. The Board considered that iCapital charged an annualized advisory fee of 0.90% of the Fund’s average net assets, which was lower than the mean advisory fee charged to the Peer Funds. The Board also considered the Fund’s net total expense ratio as compared to those of the Peer Funds and noted that the Fund’s 1.45% expense ratio was lower than the mean net expense ratio of the Peer Funds. The Board concluded that the contractual advisory fee was not unreasonable, and that the Fund’s overall expense ratio was acceptable.

Profitability. The Board noted the Fund’s net profitability is reasonable and not excessive given the complexity of this Fund.

Economies of Scale. The Board determined that based on the Fund’s current asset size and complexity, and expense limitation agreement with iCapital, economies of scale that would require breakpoints had not been realized at this time.

Conclusion. Mr. Gersten reported that the Board, having requested and received such information from iCapital as it believed reasonably necessary to evaluate the terms of the Advisory Agreement and having been advised by independent counsel that the Independent Trustees had appropriately considered and weighed all relevant factors, determined that the renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders. In considering the Advisory Agreement, the Board did not identify any one factor as all important and each Trustee may have considered different factors as more important.

iDirect Private Markets Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2025

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex**

Interested Trustee

Nick Veronis (59) One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee and President	Indefinite Length – Since 2021	Co-Founder and Managing Partner of iCapital Network	1	None

The executive officers of the Fund, their ages, addresses, positions held, lengths of time served and their principal business occupations during the past five years are shown below.

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex**

Independent Trustees

Mark D. Gersten (74) c/o iDirect Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee	Indefinite Length – Since Inception	Independent Consultant (since 2012)	1	Trustee of Schroder Global Series Trust (2012-2017), Northern Lights Fund Trust (since 2013), Northern Lights Variable Trust (since 2013), Two Roads Shared Trust (since 2012), Ramius Archview Credit and Distressed Fund (2015-2017)

Christopher Russell (60) c/o iDirect Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee	Indefinite Length – Since 2024	Independent director (since 2024); Private Equity investment professional; Managing Director, Partners Group (2018-2024)	1	N/A

iDirect Private Markets Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2025

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex**

Anita K. Krug (55) c/o iDirect Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee	Indefinite Length – Since Inception	Dean & Professor (since 2019) Chicago Kent Law School; Interim Vice Chancellor for Academic Affairs (2018-2019) University of Washington Bothell; Interim Dean (2017-2018), Professor (2016-2019), Associate Professor (2014-2016); and Assistant Professor (2010-2014), University of Washington School of Law	1	Trustee of Two Roads Shared Trust (since 2012) and Centerstone Investors Trust (2016-2021)

Name, Age and Address	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Officers

Daniel Ellenwood (56) c/o Northern Lights Compliance Services. LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022	Anti-Money Laundering Officer and Chief Compliance Officer	Indefinite Length – Since 2024 (Chief Compliance Officer and Anti-Money Laundering Officer)	Vice President, Senior Compliance Officer, Northern Lights Compliance Services, LLC (since 2024); Chief Compliance Officer North Square Investments, LLC (2021-2023); Vice President, Fund Compliance Oversight Manager, Nuveen Investments - TIAA (2013-2021).

Indira Mahadeo (53) c/o iDirect Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Treasurer, Principal Financial Officer and Principal Accounting Officer	Indefinite Length-Since 2024	Managing Director and Global Head of Fund Finance and Treasury (since 2024) Global Head of Strategic Transformation for MSIM Operations Platforms (2019-2024)

Stephen Jacobs (62) c/o iDirect Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Secretary	Indefinite Length – Since 2021	General Counsel, Institutional Capital Networks Inc (since 2019) and Chief Operating Partner and Co-Chair of the Corporate Department, Herrick Feinstein LLP (2016-2019)

iDirect Private Markets Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2025

Name, Age and Address	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Timothy Burdick (37) c/o iDirect Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Assistant Secretary	Indefinite Length – Since 2022	Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022 – present); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019 – 2022); Senior Program Compliance Manager, CJ Affiliate (2016 – 2019).

PRIVACY NOTICE

What does iDirect Private Markets Fund (the “Fund”) do with your personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●   Social Security number and wire transfer instructions

●   Account transactions and transaction history

●   Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?

For our everyday business purposes Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes To offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes Information about your transactions and records	No	We don’t share

For our affiliates’ everyday business purposes Information about your creditworthiness	No	We don’t share

For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-888-524-9441

What we do

How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your non-public personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

●   Open an account or deposit money

●   Direct us to buy securities or direct us to sell your securities

●   Seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●   Sharing for affiliates’ everyday business purposes–information about your creditworthiness

●   Affiliates from using your information to market to you

●   Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● The Fund does not share with our affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies ● The Fund does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

iDirect Private Markets Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2025

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-772-5838 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR
iCapital Registered Fund Adviser LLC.
60 East 42nd Street, 26th Floor
New York, NY 10165

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

iDirect PM-AR25

iDirect
PRIVATE MARKETS FUND

icapital.com

North America	*Europe*	*Asia*
New York City	Zurich	Hong Kong
Princeton	London	Singapore
Greenwich	Lisbon	Tokyo
Boston	Edinburgh	
Boca Raton		
Toronto		
Stamford		
Jacksonville		
Salt Lake City		

IMPORTANT INFORMATION

This presentation and the information contained herein (this "Presentation") is for informational and discussion purposes only and is not, and may not be relied on in any manner as, legal, tax or investment advice, any recommendation or opinion regarding the appropriateness or suitability of any investment or strategy, or as an offer to sell or a solicitation of an offer to buy an interest in iDirect Private Markets Fund (the "Fund").

iCapital Registered Fund Advisors, LLC ("iCapital Fund Advisors"), a subsidiary of Institutional Capital Network, Inc. (d/b/a iCapital Network), serves as investment adviser to the Fund. This Presentation has been prepared by iCapital Fund Advisors (together with its affiliates, "iCapital").

No offering of the Fund is being made hereby. Any offer or solicitation of Fund interests shall be made only pursuant to the Fund's confidential private placement memorandum (the "iCapital Fund Offering Memorandum"), which will be furnished only to qualified prospective investors on a confidential basis. This Presentation is qualified in its entirety by reference to the iCapital Fund Offering Memorandum, which contains more detailed information about the Fund's investment objective, terms and conditions and also contains tax information and risks disclosure that are important to any investment decision regarding the Fund. No person has been authorized to make any statement concerning the Fund other than as set forth in the relevant confidential offering memorandum and any such statements, if made, may not be relied upon. The information contained herein is subject to change without notice, and iCapital has no duty to update any information herein.

This Presentation has been provided to you with the express understanding that information contained herein, or made available in connection with any further investigation, is strictly confidential and is intended for your exclusive use in connection with a potential investment in the Fund. Your receipt of this document is your acknowledgement and agreement that this document and the information contained herein will be maintained in strict confidence and will not be disclosed by you to any third party without the express written consent of the Fund. This Presentation is furnished on a confidential basis to the recipient (the "Recipient") and is not for redistribution or public use. This Presentation must be kept strictly confidential. By taking possession of this document, the Recipient agrees not to reproduce or redistribute this Presentation in any format without the approval of the Fund's managing member.

The Interests in the Fund have not been evaluated, approved or disapproved by the U.S. Securities and Exchange Commission (the "SEC") or by the securities regulatory authority of any state or of any other jurisdiction. Interests in the Fund have not been registered under the U.S. Securities Act of 1933, as amended, the securities laws of any other state or the securities laws of any other jurisdiction, nor is such registration contemplated. The Fund is not registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Consequently, investors in the Fund are not afforded the protections of the 1940 Act afforded to investors in registered investment companies (e.g., "mutual funds").

Private funds, such as the Fund, are speculative investments and are not suitable for all investors, nor do they represent a complete investment program. Private funds are available only to qualified investors who are comfortable with the substantial risks associated with investing in private funds. An investment in a private fund includes the risks inherent in an investment in securities. There can be no assurance that an investment strategy will be successful. An investment in the Fund carries the risk of loss up to and including the total value of investment. Please refer to the iCapital Fund Offering Memorandum, including the risk factors contained therein, for a more detailed description of the risks associated with an investment in the Fund.

In considering any performance data contained in this Presentation, you should bear in mind that past, hypothetical or targeted performance is not indicative of future results, and there can be no assurance that the Fund will achieve comparable results or avoid losses. Prospective investors should also bear in mind that past, hypothetical or targeted portfolio characteristics.

© 2025 Institutional Capital Network, Inc. All Rights Reserved.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a Registrant files with, or submits to, the Commission and in other public communications made by the Registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)	Waivers: During the period covered by the report, the Registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	The Code of Ethics is not posted on Registrant’ website.

(f)	A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

a)	The Registrant’s board of trustees has determined that Mark Gersten is a financial expert, as defined in Item 3 of Form N-CSR. Mark Gersten is independent for the purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2025- $107,000

2024- $107,000

(b)	Audit-Related Fees

There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees

2025- $62,900

2024- $62,900

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

There were no fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant. The Registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During the audit of Registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

2025 - $62,900

2024 - $62,900

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments. Incorporated by reference.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not Applicable

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not Applicable

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

(a)	Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders (“proxies”). The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

(b)	The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Trustees indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

(c)	The Fund intends to hold its interests in the Investment Funds in non-voting form. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

As of March 31, 2025, the personnel of the Advisers who have primary responsibility for management of the Fund are Nicholas Veronis and David Shyu.

Nicholas Veronis

Nicholas is a Co-Founder and one of the Managing Partners of iCapital Network, Inc., where he is Head of Portfolio Management. He spent 11 years at Veronis Suhler Stevenson (VSS), a middle market private equity firm where he was a Managing Director responsible for originating and structuring investment opportunities. At VSS, he specialized in the business information services sector and helped spearhead the firm’s investment strategy in the financial software and data sector, including its investment in Ipreo. Nicholas was previously an operating advisor to Atlas Advisors, an independent investment bank based in New York. He began his career as a financial journalist for The Boston Business Journal, was a reporter for The Star-Ledger, and a Senior Associate in the New Media Division of Newhouse Newspapers. He holds a BA in economics from Trinity College and FINRA Series 7, 79, and 63 licenses.

David Shyu

David Shyu is a Co-Portfolio Manager of the Fund. Prior to iCapital, Mr. Shyu was a Director of Newbury Partners, responsible for the origination, valuation, execution and monitoring of secondary investments and co-investments. Prior to Newbury, Mr. Shyu was an Associate in the Secondary Group at Auda Private Equity. Previously, Mr. Shyu worked as an analyst at Goldman Sachs. Mr. Shyu graduated cum laude from Princeton University with a BSE in Operations Research and Financial Engineering.

(a)(2) The following table shows information regarding accounts (other than the Fund) managed by each named portfolio manager as of March 31, 2025:

Nick Veronis	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance- Based Advisory Fee	Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($ million)
Registered Investment Companies	2	212	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

David Shyu	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance- Based Advisory Fee	Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($ million)
Registered Investment Companies	1	105	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

(a)(3) As of March, 31 2025, the compensation of each portfolio manager is typically comprised of (i) a fixed annual salary, (ii) a discretionary bonus determined by reference to personal performance, as well as the performance of iCapital, Inc., and iCapital Registered Fund Adviser LLC, (iii) a 401K matching plan, and (iv) one or more option grants pursuant to the iCapital option plan, as amended, which typically vest over a four year period, Such amounts are payable by iCapital, Inc. (or a subsidiary of iCapital, Inc.) and not by the Adviser or Fund. iCapital implements annually, a formalized performance evaluation for all employees that includes goal setting, 360 feedback, mid-year evaluations and final year-end assessments carried out by management.

(a)(4)

As of March, 31 2025, Nick Veronis had $1,000,001-$1,500,000 in beneficial ownership of the Fund.

As of March, 31 2025, David Shyu had no beneficial ownership of the Fund.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable

(b)	Not applicable

Item 19. Exhibits.

(a)(1) Code of Ethics filed herewith

(a)(2) Not applicable

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4) Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) iDirect Private Markets Fund

By (Signature and Title)
/s/ Nicholas Veronis
Nicholas Veronis, President/Principal Executive Officer

Date	6/06/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ Nicholas Veronis
Nicholas Veronis, President/Principal Executive Officer

Date	06/06/2025

By (Signature and Title)
/s/ Indira Mahadeo
Indira Mahadeo, Treasurer/Principal Financial Officer

Date	06/06/2025